SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) May 15, 2003 (May 15, 2003)




                           ALLIED FIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



         MARYLAND                    0001-16763                 36-4482786
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)

        387 Shuman Boulevard, Suite 120W, Naperville, Illinois      60563
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              (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (630) 778-7700



                                       N/A
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          (Former Name or Former Address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure

         On May 15, 2003, Allied First Bancorp, Inc. issued a press release announcing the completion of its common stock repurchase program whereby Allied First Bancorp, Inc. acquired up to 50,000 shares of its common stock. A copy of the press release is filed as Exhibit 99.1 hereto. Pursuant to General Instruction F of Form 8-K, this exhibit is incorporated herein by reference.

         Statements contained in this Current Report which are not historical in nature are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. These risks and uncertainties include changing market conditions, changes in the market price of Allied First Bancorp, Inc.'s common stock, regulatory constraints and other factors as may be identified from time to time in Allied First Bancorp, Inc.'s filings with the Securities and Exchange Commission or in Allied First Bancorp, Inc.'s press releases. Allied First Bancorp, Inc. undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated May 15, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALLIED FIRST BANCORP, INC.




Date:    May 15, 2003                      By: /s/ Kenneth L. Bertrand
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                                               Kenneth L. Bertrand
                                               President and Chief Executive
                                               Officer


Date:    May 15, 2003                      By: /s/ Brian K. Weiss
     -----------------------------            ----------------------------------
                                              Brian K. Weiss
                                              Chief Financial Officer



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                                  EXHIBIT INDEX




   Exhibit No.                         Description

      99.1                             Press Release dated May 15, 2003